Certification
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), we, Francis Zubrowski, CEO, and Francis Zubrowski, President & Chief Financial Officer of All State Properties Holdings, Inc., a Nevada corporation (the “Company”), hereby certify, to the best of our knowledge, that:

(1)

the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 14, 2011

/s/ Francis Zubrowski	/s/ Francis Zubrowski
Francis Zubrowski CEO (Principal Executive Officer)	Francis Zubrowski President & Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)